UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-07177

Name of Fund:   BlackRock Mid Cap Dividend Fund of BlackRock Mid Cap Dividend Series, Inc.

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name	and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Mid Cap Dividend Fund of BlackRock Mid Cap Dividend Series, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code:  (800) 441-7762

Date of fiscal year end: 01/31/2019

Date of reporting period: 01/31/2019

Item 1 – Report to Stockholders

JANUARY 31, 2019

ANNUAL REPORT

BlackRock Mid Cap Dividend Series, Inc.

➢	BlackRock Mid Cap Dividend Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended January 31, 2019, concerns about a variety of political risks and a modest slowdown in global growth worked against the equity market, while the bond market delivered modest positive returns. Though the market’s appetite for risk remained healthy for most of the reporting period, risk-taking declined sharply later in the reporting period. As a result, bonds held their value better than stocks, which posted negative returns across the globe. Shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Volatility rose in emerging market stocks, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe also led to negative performance for European equities.

Volatility in the U.S. equity market spiked in October, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil in several countries, including the United States. These risks manifested in a broad based sell-off in December, leading to the worst December performance on record since 1931.

By comparison, fixed income securities delivered modest positive returns with relatively low volatility. In fixed income markets, short-term U.S. Treasury interest rates rose the fastest, while longer-term rates were relatively unchanged. This led to positive returns for U.S. Treasuries and a substantial flattening of the yield curve. Although the credit fundamentals in corporate markets remained relatively solid, investment-grade and high-yield bonds trailed U.S. Treasuries.

The U.S. Federal Reserve (the “Fed”) increased short-term interest rates four times during the reporting period. The Fed also continued to reduce its balance sheet, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. By our estimation, the Fed’s neutral interest rate (the theoretical rate that is neither stimulative nor restrictive to the economy) is approximately 3.5%. The Fed funds rate is currently at 2.5%, which is stimulative to the economy. At its latest meeting in late January, the Fed left interest rates unchanged and signaled a slower pace of rate hikes in response to the global economic slowdown. Relatively low inflation gives the Fed room to maintain support for the economy until the economic data builds the case for changing interest rates.

Although fears of recession drove equity volatility higher at the end of 2018, we continue to believe the probability of recession in 2019 remains relatively low. Economic growth and global earnings are likely to slow somewhat in 2019 — the tax cut stimulus will be less pronounced, and the Fed’s rate hikes in 2018 will gain traction in 2019. Trade frictions look more baked into asset prices than a year ago, but markets may be overlooking European political risks. Consequently, we are cautious on European equities, as European unity remains tenuous with a history of flare-ups. We continue to prefer to take risk in U.S. and emerging market equities. Within U.S. equities, we believe that companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. We also favor short-term bonds over long-term bonds because they offer nearly equivalent yields with far lower volatility.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(3.00)%	(2.31)%
U.S. small cap equities (Russell 2000® Index)	(9.62)	(3.52)
International equities (MSCI Europe, Australasia, Far East Index)	(7.80)	(12.51)
Emerging market equities (MSCI Emerging Markets Index)	(2.60)	(14.24)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.10	1.95
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	4.20	3.21
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.71	2.25
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.86	3.08
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.07	1.73
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of January 31, 2019	BlackRock Mid Cap Dividend Fund

Investment Objective

BlackRock Mid Cap Dividend Fund’s (the “Fund”) investment objective is to seek capital appreciation and, secondarily, income, by investing in securities, primarily equity securities that Fund management believes are undervalued and therefore represent an investment value.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended January 31, 2019, the Fund outperformed its benchmark, the Russell Midcap® Value Index, with the exception of Investor C Shares which underperformed the benchmark.

What factors influenced performance?

The largest contribution to the Fund’s relative performance during the period derived from a combination of stock selection within and an overweight to the information technology (“IT”) sector. Notably, stock selection in the software and hardware industries proved beneficial, as did an overweight position to wireless telecommunication services. Within financials, stock selection among banks, capital markets and insurance firms boosted relative results. Additionally, stock selection in energy added to relative return.

The largest detractor from relative performance came from the Fund’s underweight exposure to the real estate sector, in particular an underweight position to equity real estate investment trusts. Stock selection in materials also weighed on relative results, particularly within the containers & packaging and chemicals industries. Other notable detractors included a combination of stock selection and allocation decisions within utilities, as well as stock selection in the industrials sector.

Describe recent portfolio activity.

During the 12-month period, the portfolio’s exposure to financials, industrials and communication services increased, while exposure to the IT, utilities and real estate sectors decreased.

Describe portfolio positioning at period end.

At the end of the period, the Fund’s largest allocations were in the financials, IT and health care sectors. Relative to the Russell Midcap® Value Index, the largest overweight positions were in financials, health care and energy. Conversely, the largest relative underweights were in the real estate, utilities and industrials sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
FirstEnergy Corp.	3%
Brighthouse Financial, Inc.	3
Telephone & Data Systems, Inc.	2
Koninklijke Philips NV	2
Regions Financial Corp.	2
Williams Cos., Inc.	2
Hess Corp.	2
Marvell Technology Group Ltd.	2
KeyCorp	2
Avnet, Inc.	2

SECTOR ALLOCATION

Sector	Percent of Net Assets
Financials	24%
Information Technology	11
Health Care	11
Industrials	9
Energy	8
Consumer Discretionary	7
Utilities	7
Real Estate	6
Materials	6
Consumer Staples	4
Short-term Securities	4
Communication Services	3
Liabilities in Excess of other Assets	—	(a)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(a)	Amount is greater than (1)%.

4	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of January 31, 2019 (continued)	BlackRock Mid Cap Dividend Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity securities of mid cap companies and at least 80% of its net assets plus the amount of any borrowings for investment purposes in dividend-paying securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Mid Cap Value Opportunities Fund.

(c)

An unmanaged index that measures the performance of the mid-capitalization value sector of the U.S. equity market. It is a subset of the Russell Midcap® Index, which measures the performance of the mid-capitalization sector of the U.S. equity market. The Russell Midcap® Value Index measures the performance of equity securities of Russell Midcap® Index issuers with relatively lower price-to-book ratios and lower forecasted growth. The Russell Midcap® Index is a float-adjusted, capitalization-weighted index of approximately 785 of the smallest issuers in the Russell 1000® Index and includes securities issued by issuers which range in size between approximately $150 million and $50 billion, although this range may change from time to time.

Performance Summary for the Period Ended January 31, 2019

		Average Annual Total Returns (a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(5.57)%	(4.77)%	N/A	6.29%	N/A	13.92%	N/A
Investor A	(5.74)	(5.03)	(10.02)%	5.99	4.85%	13.57	12.96%
Investor C	(6.06)	(5.76)	(6.63)	5.16	5.16	12.59	12.59
Class K	(5.60)	(4.78)	N/A	6.29	N/A	13.92	N/A
Class R	(5.84)	(5.31)	N/A	5.68	N/A	13.20	N/A
Russell Midcap® Value Index	(5.67)	(5.43)	N/A	7.90	N/A	15.40	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity securities of mid cap companies and at least 80% of its net assets plus the amount of any borrowings for investment purposes in dividend-paying securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Mid Cap Value Opportunities Fund.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (08/01/18)	Ending Account Value (01/31/19)	Expenses Paid During the Period (a)	Beginning Account Value (08/01/18)	Ending Account Value (01/31/19)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$944.30	$4.21	$1,000.00	$1,020.87	$4.38	0.86%
Investor A	1,000.00	942.60	5.44	1,000.00	1,019.61	5.65	1.11
Investor C	1,000.00	939.40	9.09	1,000.00	1,015.83	9.45	1.86
Class K	1,000.00	944.00	3.92	1,000.00	1,021.17	4.08	0.80
Class R	1,000.00	941.60	6.66	1,000.00	1,018.35	6.92	1.36

(a)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

FUND SUMMARY	5

About Fund Performance

Institutional Shares and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Share performance shown prior to the Class K January 25, 2018 inception date is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Effective November 8, 2018, the Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares, and, thereafter, investors will be subject to lower ongoing fees.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on page 5 assume reinvestment of all distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement and such voluntary waiver and/or reimbursement may be reduced or discontinued at any time. See Note 5 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense example shown on page 5 (which is based on a hypothetical investment of $1,000 invested on August 1, 2018 and held through January 31, 2019) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments January 31, 2019	BlackRock Mid Cap Dividend Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 96.8%

Aerospace & Defense — 1.0%
BAE Systems PLC	480,988	$3,235,785

Auto Components — 1.3%
Adient PLC	74,871	1,477,953
Garrett Motion, Inc.(a)	103,880	1,658,964
Magna International, Inc.	20,674	1,093,861

		4,230,778

Automobiles — 0.4%
Ford Motor Co.	159,605	1,404,524

Banks — 5.7%
KeyCorp	364,332	6,000,548
Popular, Inc.	37,530	2,049,513
Regions Financial Corp.	471,157	7,147,452
SunTrust Banks, Inc.	64,298	3,820,587

		19,018,100

Beverages — 1.5%
Constellation Brands, Inc., Class A	10,080	1,750,493
Molson Coors Brewing Co., Class B	49,883	3,322,706

		5,073,199

Building Products — 2.7%
Johnson Controls International PLC	136,043	4,594,172
Masco Corp.	134,267	4,351,594

		8,945,766

Capital Markets — 3.5%
Affiliated Managers Group, Inc.	15,120	1,586,844
Blackstone Group LP	96,920	3,266,204
Raymond James Financial, Inc.	22,221	1,788,790
State Street Corp.	71,280	5,053,752

		11,695,590

Chemicals — 1.9%
Cabot Corp.	31,738	1,488,195
Eastman Chemical Co.	41,132	3,316,062
Huntsman Corp.	72,942	1,602,535

		6,406,792

Commercial Services & Supplies — 1.0%
KAR Auction Services, Inc.	60,760	3,160,128

Communications Equipment — 1.6%
Motorola Solutions, Inc.	23,577	2,756,387
Nokia OYJ — ADR	150,613	956,393
Telefonaktiebolaget LM Ericsson, Class B	183,779	1,638,108

		5,350,888

Construction Materials — 0.6%
CRH PLC	70,779	2,036,670

Containers & Packaging — 2.0%
International Paper Co.	46,117	2,187,329
Packaging Corp. of America	16,155	1,523,740
Westrock Co.	69,331	2,822,465

		6,533,534

Diversified Consumer Services — 0.5%
H&R Block, Inc.	68,549	1,617,071

Diversified Financial Services — 2.2%
AXA Equitable Holdings, Inc.	173,981	3,225,608
Jefferies Financial Group, Inc.	199,974	4,161,459

		7,387,067

Diversified Telecommunication Services — 0.5%
BCE, Inc.	37,496	1,631,076

Security	Shares	Value

Electric Utilities — 5.7%
Entergy Corp.	43,068	$3,841,235
Evergy, Inc.	61,794	3,542,032
FirstEnergy Corp.	229,527	8,997,458
PG&E Corp.(a)	188,413	2,449,369

		18,830,094

Electrical Equipment — 0.9%
Hubbell, Inc.	21,597	2,361,200
nVent Electric PLC	29,875	747,473

		3,108,673

Electronic Equipment, Instruments & Components — 2.3%
Avnet, Inc.	143,967	5,931,440
TE Connectivity Ltd.	20,681	1,674,127

		7,605,567

Energy Equipment & Services — 0.6%
Baker Hughes a GE Co.	31,876	751,318
Halliburton Co.	39,720	1,245,619

		1,996,937

Entertainment — 0.5%
Viacom, Inc., Class B	55,030	1,618,983

Equity Real Estate Investment Trusts (REITs) — 5.3%
Crown Castle International Corp.	23,740	2,779,004
Duke Realty Corp.	36,657	1,071,851
Lamar Advertising Co., Class A	50,407	3,752,801
Prologis, Inc.	56,190	3,886,101
Welltower, Inc.	16,729	1,296,330
Weyerhaeuser Co.	181,750	4,769,120

		17,555,207

Food Products — 1.7%
Bunge Ltd.	41,893	2,307,047
Danone SA	23,528	1,712,174
Kellogg Co.	25,277	1,491,596

		5,510,817

Health Care Equipment & Supplies — 4.7%
ConvaTec Group PLC(b)	834,586	1,564,731
Koninklijke Philips NV	196,145	7,733,030
Smith & Nephew PLC, ADR	40,550	1,543,333
Zimmer Biomet Holdings, Inc.	42,355	4,640,414

		15,481,508

Health Care Providers & Services — 5.5%
AmerisourceBergen Corp.	11,471	956,337
Cardinal Health, Inc.	40,981	2,047,821
Cigna Corp.(a)	24,902	4,975,669
Humana, Inc.	15,828	4,890,694
Laboratory Corp. of America Holdings(a)	9,992	1,392,385
McKesson Corp.	17,265	2,214,236
Quest Diagnostics, Inc.	19,253	1,681,749

		18,158,891

Household Durables — 1.4%
Newell Brands, Inc.	155,077	3,289,183
Whirlpool Corp.	10,381	1,380,777

		4,669,960

Household Products — 0.5%
Energizer Holdings, Inc.	32,261	1,529,171

Independent Power and Renewable Electricity Producers — 0.2%
AES Corp.	48,145	789,097

Insurance — 13.3%
Allstate Corp.	25,698	2,258,083
American International Group, Inc.	59,076	2,553,856

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (continued) January 31, 2019	BlackRock Mid Cap Dividend Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
Arthur J Gallagher & Co.	74,917	$5,597,049
Assurant, Inc.	48,193	4,645,323
Assured Guaranty Ltd.	95,807	3,885,932
Brighthouse Financial, Inc.(a)	227,412	8,491,564
Everest Re Group Ltd.	6,223	1,363,148
Hartford Financial Services Group, Inc.	79,476	3,729,014
Marsh & McLennan Cos., Inc.	31,612	2,787,862
MetLife, Inc.	78,715	3,594,914
White Mountains Insurance Group Ltd.(c)	2,199	1,964,983
Willis Towers Watson PLC	20,600	3,353,474

		44,225,202

IT Services — 2.9%
Amdocs Ltd.	40,461	2,260,961
Cognizant Technology Solutions Corp., Class A	40,618	2,830,262
Fidelity National Information Services, Inc.	43,913	4,590,226

		9,681,449

Leisure Products — 0.9%
Mattel, Inc.(a)	104,292	1,234,817
Polaris Industries, Inc.	21,628	1,814,157

		3,048,974

Machinery — 2.6%
Allison Transmission Holdings, Inc.	64,797	3,153,670
Pentair PLC	71,443	2,942,737
Stanley Black & Decker, Inc.	19,436	2,457,488

		8,553,895

Metals & Mining — 1.2%
Newmont Mining Corp.	45,640	1,556,780
Nucor Corp.	37,177	2,276,720

		3,833,500

Multi-Utilities — 0.8%
Public Service Enterprise Group, Inc.	46,051	2,512,082

Multiline Retail — 2.0%
Dollar General Corp.	30,381	3,506,879
Dollar Tree, Inc.(a)	31,650	3,064,669

		6,571,548

Oil, Gas & Consumable Fuels — 7.9%
Devon Energy Corp.	107,428	2,862,956
Hess Corp.	111,860	6,040,440
Marathon Oil Corp.	191,094	3,017,374
Marathon Petroleum Corp.	54,349	3,601,165
ONEOK, Inc.	40,350	2,590,874
Valero Energy Corp.	19,541	1,716,091
Williams Cos., Inc.	242,066	6,518,837

		26,347,737

Security	Shares	Value

Personal Products — 0.6%
Nu Skin Enterprises, Inc., Class A	30,415	$1,996,745

Pharmaceuticals — 0.6%
Mylan NV(a)	72,213	2,162,779

Real Estate Management & Development — 0.5%
Realogy Holdings Corp.	88,762	1,575,526

Road & Rail — 0.7%
Norfolk Southern Corp.	13,319	2,234,129

Semiconductors & Semiconductor Equipment — 2.5%
Marvell Technology Group Ltd.	325,270	6,027,253
NXP Semiconductors NV	24,800	2,158,344

		8,185,597

Software — 1.5%
Constellation Software, Inc.	6,778	5,058,520

Specialty Retail — 0.7%
Signet Jewelers Ltd.	16,012	390,052
Williams-Sonoma, Inc.	38,545	2,098,005

		2,488,057

Wireless Telecommunication Services — 2.4%
Telephone & Data Systems, Inc.	217,283	7,869,990

Total Long-Term Investments — 96.8% (Cost — $319,498,250)		320,927,603

Short-Term Securities — 3.6%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.26%(d)(f)	11,667,000	11,667,000
SL Liquidity Series, LLC, Money Market Series, 2.65%(d)(e)(f)	272,133	272,187

Total Short-Term Securities — 3.6% (Cost — $11,939,160)		11,939,187

Total Investments — 100.4% (Cost — $331,437,410)		332,866,790

Liabilities in Excess of Other Assets — (0.4)%		(1,444,681)

Net Assets — 100.0%		$331,422,109

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security, or a portion of the security, is on loan.
(d)	Annualized 7-day yield as of period end.
(e)	Security was purchased with the cash collateral from loaned securities.

(f)

During the year ended January 31, 2019, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 01/31/18	Net Activity	Shares Held at 01/31/19	Value at 01/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	4,085,305	7,581,695	11,667,000	$11,667,000	$146,383		$—	$—
SL Liquidity Series, LLC, Money Market Series	11,540,038	(11,267,905)	272,133	272,187	10,683	(b)	460	(812)

				$11,939,187	$157,066		$460	$(812)

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) January 31, 2019	BlackRock Mid Cap Dividend Fund

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Aerospace & Defense	$—	$3,235,785	$—	$3,235,785
Auto Components	4,230,778	—	—	4,230,778
Automobiles	1,404,524	—	—	1,404,524
Banks	19,018,100	—	—	19,018,100
Beverages	5,073,199	—	—	5,073,199
Building Products	8,945,766	—	—	8,945,766
Capital Markets	11,695,590	—	—	11,695,590
Chemicals	6,406,792	—	—	6,406,792
Commercial Services & Supplies	3,160,128	—	—	3,160,128
Communications Equipment	3,712,780	1,638,108	—	5,350,888
Construction Materials	—	2,036,670	—	2,036,670
Containers & Packaging	6,533,534	—	—	6,533,534
Diversified Consumer Services	1,617,071	—	—	1,617,071
Diversified Financial Services	7,387,067	—	—	7,387,067
Diversified Telecommunication Services	1,631,076	—	—	1,631,076
Electric Utilities	18,830,094	—	—	18,830,094
Electrical Equipment	3,108,673	—	—	3,108,673
Electronic Equipment, Instruments & Components	7,605,567	—	—	7,605,567
Energy Equipment & Services	1,996,937	—	—	1,996,937
Entertainment	1,618,983	—	—	1,618,983
Equity Real Estate Investment Trusts (REITs)	17,555,207	—	—	17,555,207
Food Products	3,798,643	1,712,174	—	5,510,817
Health Care Equipment & Supplies	6,183,747	9,297,761	—	15,481,508
Health Care Providers & Services	18,158,891	—	—	18,158,891
Household Durables	4,669,960	—	—	4,669,960
Household Products	1,529,171	—	—	1,529,171
IT Services	9,681,449	—	—	9,681,449
Independent Power and Renewable Electricity Producers	789,097	—	—	789,097
Insurance	44,225,202	—	—	44,225,202
Leisure Products	3,048,974	—	—	3,048,974
Machinery	8,553,895	—	—	8,553,895
Metals & Mining	3,833,500	—	—	3,833,500
Multi-Utilities	2,512,082	—	—	2,512,082
Multiline Retail	6,571,548	—	—	6,571,548
Oil, Gas & Consumable Fuels	26,347,737	—	—	26,347,737
Personal Products	1,996,745	—	—	1,996,745
Pharmaceuticals	2,162,779	—	—	2,162,779
Real Estate Management & Development	1,575,526	—	—	1,575,526
Road & Rail	2,234,129	—	—	2,234,129
Semiconductors & Semiconductor Equipment	8,185,597	—	—	8,185,597
Software	5,058,520	—	—	5,058,520
Specialty Retail	2,488,057	—	—	2,488,057
Wireless Telecommunication Services	7,869,990	—	—	7,869,990
Short-Term Securities	11,667,000	—	—	11,667,000

Subtotal	$314,674,105	$17,920,498	$—	$332,594,603

Investments valued at NAV(a)				272,187

				$332,866,790

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

During the year ended January 31, 2019, there were no transfers between levels.

Portfolio Abbreviation

ADR — American Depositary Receipts

See notes to financial statements.

SCHEDULE OF INVESTMENTS	9

Statement of Assets and Liabilities

January 31, 2019

BlackRock Mid Cap Dividend Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $268,074) (cost — $319,498,250)	$320,927,603
Investments at value — affiliated (cost — $11,939,160)	11,939,187
Foreign currency at value (cost — $1,322)	1,334
Receivables:
Capital shares sold	536,711
Dividends — unaffiliated	149,912
Dividends — affiliated	22,824
Securities lending income — affiliated	12
Prepaid expenses	60,028

Total assets	333,637,611

LIABILITIES
Cash collateral on securities loaned at value	272,160
Payables:
Capital shares redeemed	1,292,805
Investment advisory fees	174,633
Service and distribution fees	62,672
Board realignment and consolidation	22,530
Directors’ and Officer’s fees	4,252
Other affiliates	993
Other accrued expenses	385,457

Total liabilities	2,215,502

NET ASSETS	$331,422,109

NET ASSETS CONSIST OF
Paid-in capital	$334,792,135
Accumulated loss	(3,370,026)

NET ASSETS	$331,422,109

NET ASSET VALUE
Institutional — Based on net assets of $107,454,863 and 6,348,838 shares outstanding, 20 million shares authorized, $0.10 par value	$16.93

Investor A — Based on net assets of $169,202,395 and 10,510,470 shares outstanding, 40 million shares authorized, $0.10 par value	$16.10

Investor C — Based on net assets of $16,738,017 and 1,329,411 shares outstanding, 40 million shares authorized, $0.10 par value	$12.59

Class K — Based on net assets of $4,037,410 and 238,557 shares outstanding, 2 billion shares authorized, $0.10 par value	$16.92

Class R — Based on net assets of $33,989,424 and 2,463,228 shares outstanding, 40 million shares authorized shares authorized, $0.10 par value	$13.80

See notes to financial statements.

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

Year Ended January 31, 2019

BlackRock Mid Cap Dividend Fund

INVESTMENT INCOME
Dividends — unaffiliated	$8,300,682
Dividends — affiliated	146,383
Securities lending income — affiliated — net	10,683
Foreign taxes withheld	(49,128)

Total investment income	8,408,620

EXPENSES
Investment advisory	2,305,783
Service and distribution — class specific	886,809
Transfer agent — class specific	612,651
Professional	93,526
Registration	81,688
Accounting services	76,965
Custodian	70,621
Printing	57,343
Offering	41,359
Board realignment and consolidation	22,745
Directors and Officer	18,973
Miscellaneous	24,681

Total expenses	4,293,144
Less:
Fees waived and/or reimbursed by the Manager	(5,913)
Transfer agent fees waived and/or reimbursed — class specific	(364,065)

Total expenses after fees waived and/or reimbursed	3,923,166

Net investment income	4,485,454

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	12,522,959
Investments — affiliated	460
Foreign currency transactions	16,239

12,539,658

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(36,347,749)
Investments — affiliated	(812)
Foreign currency translations	(649)

(36,349,210)

Net realized and unrealized loss	(23,809,552)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(19,324,098)

See notes to financial statements.

FINANCIAL STATEMENTS	11

Statements of Changes in Net Assets

	BlackRock Mid Cap Dividend Fund
	Year Ended January 31,
	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$4,485,454	$4,676,810
Net realized gain	12,539,658	74,801,417
Net change in unrealized (depreciation)	(36,349,210)	(37,834,267)

Net increase (decrease) in net assets resulting from operations	(19,324,098)	41,643,960

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Institutional	(7,584,925)	(31,784,365)
Investor A	(12,994,559)	(43,839,910)
Investor C	(1,705,045)	(7,022,805)
Class K	(276,997)	—
Class R	(3,001,187)	(10,330,087)

Decrease in net assets resulting from distributions to shareholders	(25,562,713)	(92,977,167)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(24,484,923)	(98,650,770)

NET ASSETS(b)
Total decrease in net assets	(69,371,734)	(149,983,977)
Beginning of year	400,793,843	550,777,820

End of year	$331,422,109	$400,793,843

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Mid Cap Dividend Fund
	Institutional

	Year Ended January 31,
	2019	2018		2017	2016	2015

Net asset value, beginning of year	$19.13	$21.24		$16.52	$21.37	$23.30

Net investment income(a)	0.28	0.25	(b)	0.15	0.17	0.19
Net realized and unrealized gain (loss)	(1.18)	1.70		5.69	(2.22)	1.24

Net increase (decrease) from investment operations	(0.90)	1.95		5.84	(2.05)	1.43

Distributions(c)
From net investment income	(0.33)	(0.20)		(0.14)	(0.23)	(0.17)
From net realized gain	(0.97)	(3.86)		(0.98)	(2.57)	(3.19)

Total distributions	(1.30)	(4.06)		(1.12)	(2.80)	(3.36)

Net asset value, end of year	$16.93	$19.13		$21.24	$16.52	$21.37

Total Return(d)
Based on net asset value	(4.77)%	11.13%		35.48%	(10.78)%	6.06%

Ratios to Average Net Assets
Total expenses	0.92%	0.90%		0.85%	0.94%	0.90	%(e)

Total expenses after fees waived and/or reimbursed	0.86%	0.86%		0.85%	0.94%	0.90	%(e)

Net investment income	1.52%	1.26	%(b)	0.79%	0.81%	0.77	%(e)

Supplemental Data
Net assets, end of year (000)	$107,455	$119,371		$207,240	$144,008	$154,661

Portfolio turnover rate	58%	154%		93%	73%	65%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and ratio of net investment income to average net assets include $0.03 per share and 0.16%, respectively, resulting from a non-recurring dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02% for the year ended January 31, 2015.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	13

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid Cap Dividend Fund (continued)
	Investor A

	Year Ended January 31,
	2019	2018		2017	2016	2015

Net asset value, beginning of year	$18.26	$20.46		$15.95	$20.71	$22.69

Net investment income(a)	0.22	0.18	(b)	0.09	0.11	0.11
Net realized and unrealized gain (loss)	(1.13)	1.63		5.49	(2.14)	1.20

Net increase (decrease) from investment operations	(0.91)	1.81		5.58	(2.03)	1.31

Distributions(c)
From net investment income	(0.28)	(0.16)		(0.09)	(0.16)	(0.11)
From net realized gain	(0.97)	(3.85)		(0.98)	(2.57)	(3.18)

Total distributions	(1.25)	(4.01)		(1.07)	(2.73)	(3.29)

Net asset value, end of year	$16.10	$18.26		$20.46	$15.95	$20.71

Total Return(d)
Based on net asset value	(5.03)%	10.85%		35.08%	(11.01)%	5.71%

Ratios to Average Net Assets
Total expenses	1.22%	1.20%		1.15%	1.20%	1.18	%(e)

Total expenses after fees waived and/or reimbursed	1.11%	1.12%		1.15%	1.20%	1.18	%(e)

Net investment income	1.26%	0.98	%(b)	0.49%	0.52%	0.48	%(e)

Supplemental Data
Net assets, end of year (000)	$169,202	$209,284		$235,578	$197,218	$305,516

Portfolio turnover rate	58%	154%		93%	73%	65%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and ratio of net investment income to average net assets include $0.03 per share and 0.16%, respectively, resulting from a non-recurring dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02% for the year ended January 31, 2015.

See notes to financial statements.

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid Cap Dividend Fund (continued)

	Investor C

	Year Ended January 31,
	2019	2018		2017	2016	2015

Net asset value, beginning of year	$14.57	$17.09		$13.50	$17.95	$20.08

Net investment income (loss)(a)	0.07	0.02	(b)	(0.05)	(0.05)	(0.07)
Net realized and unrealized gain (loss)	(0.90)	1.31		4.62	(1.81)	1.07

Net increase (decrease) from investment operations	(0.83)	1.33		4.57	(1.86)	1.00

Distributions(c)
From net investment income	(0.18)	(0.02)		—	(0.04)	—
From net realized gain	(0.97)	(3.83)		(0.98)	(2.55)	(3.13)

Total distributions	(1.15)	(3.85)		(0.98)	(2.59)	(3.13)

Net asset value, end of year	$12.59	$14.57		$17.09	$13.50	$17.95

Total Return(d)
Based on net asset value	(5.76)%	10.02%		33.97%	(11.71)%	4.88%

Ratios to Average Net Assets
Total expenses	2.00%	1.98%		1.95%	2.00%	1.99	%(e)

Total expenses after fees waived and/or reimbursed	1.86%	1.90%		1.95%	2.00%	1.99	%(e)

Net investment income (loss)	0.53%	0.14	%(b)	(0.31)%	(0.27)%	(0.33	)%(e)

Supplemental Data
Net assets, end of year (000)	$16,738	$26,876		$56,247	$47,178	$68,488

Portfolio turnover rate	58%	154%		93%	73%	65%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and ratio of net investment income to average net assets include $0.03 per share and 0.16%, respectively, resulting from a non-recurring dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02% for the year ended January 31, 2015.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	15

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid Cap Dividend Fund (continued)

	Class K
	Year Ended January 31, 2019	Period from 01/25/18 (a) to 01/31/18

Net asset value, beginning of period	$19.13	$19.37

Net investment income(b)	0.25	0.00	(c)
Net realized and unrealized loss	(1.15)	(0.24)

Net decrease from investment operations	(0.90)	(0.24)

Distributions(d)
From net investment income	(0.34)	—
From net realized gain	(0.97)	—

Total distributions	(1.31)	—

Net asset value, end of period	$16.92	$19.13

Total Return(e)
Based on net asset value	(4.78)%	(1.24	)%(f)

Ratios to Average Net Assets
Total expenses	0.81%	0.84	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.80%	0.77	%(g)

Net investment income	1.36%	0.32	%(g)

Supplemental Data
Net assets, end of period (000)	$4,037	$198

Portfolio turnover rate	58%	154%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Amount is less than $0.005 per share.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Audit costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 0.85%.

See notes to financial statements.

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid Cap Dividend Fund (continued)

	Class R

	Year Ended January 31,
	2019	2018		2017	2016	2015

Net asset value, beginning of year	$15.85	$18.29		$14.36	$18.93	$21.00

Net investment income(a)	0.15	0.11	(b)	0.03	0.04	0.04
Net realized and unrealized gain (loss)	(0.98)	1.43		4.92	(1.93)	1.12

Net increase (decrease) from investment operations	(0.83)	1.54		4.95	(1.89)	1.16

Distributions(c)
From net investment income	(0.25)	(0.13)		(0.04)	(0.12)	(0.05)
From net realized gain	(0.97)	(3.85)		(0.98)	(2.56)	(3.18)

Total distributions	(1.22)	(3.98)		(1.02)	(2.68)	(3.23)

Net asset value, end of year	$13.80	$15.85		$18.29	$14.36	$18.93

Total Return(d)
Based on net asset value	(5.31)%	10.59%		34.58%	(11.26)%	5.41%

Ratios to Average Net Assets
Total expenses	1.52%	1.51%		1.48%	1.50%	1.49	%(e)

Total expenses after fees waived and/or reimbursed	1.36%	1.40%		1.48%	1.50%	1.49	%(e)

Net investment income	1.01%	0.70	%(b)	0.16%	0.23%	0.17	%(e)

Supplemental Data
Net assets, end of year (000)	$33,989	$45,066		$51,713	$44,562	$61,956

Portfolio turnover rate	58%	154%		93%	73%	65%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and ratio of net investment income to average net assets include $0.03 per share and 0.16%, respectively, resulting from a non-recurring dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02% for the year ended January 31, 2015.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	17

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Mid Cap Dividend Series, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation is organized as a Maryland Corporation. BlackRock Mid Cap Dividend Fund (the “Fund”) is a series of the Corporation. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Class R Shares are available only to certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures. Effective November 8, 2018, the Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares, and, thereafter, investors will be subject to lower ongoing fees. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes		To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Corporation (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

As of January 31, 2019, certain investments of the Fund were valued at NAV as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Citigroup Global Markets, Inc.	$268,074	$(268,074)	$—

(a)

Cash collateral with a value of $272,160 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty, if any, is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Corporation, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets.

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.65%
$1 Billion — $3 Billion	0.61
$3 Billion — $5 Billion	0.59
$5 Billion — $10 Billion	0.57
Greater than $10 Billion	0.55

Service and Distribution Fees: The Corporation, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor C	Class R
Distribution Fee	—%	0.75%	0.25%
Service Fee	0.25	0.25	0.25

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended January 31, 2019, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	Investor C	Class R	Total
$463,415	$229,657	$193,737	$886,809

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended January 31, 2019, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$88

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended January 31, 2019, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Investor C	Class R	Total
$487	$7,084	$2,627	$247	$10,445

For the year ended January 31, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor C	Class K	Class R	Total
$135,728	$337,557	$49,017	$917	$89,432	$612,651

Other Fees: For the year ended January 31, 2019, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $5,248.

For the year ended January 31, 2019, affiliates received CDSCs as follows:

Investor A	Investor C
$430	$465

Expense Limitations, Waivers, Reimbursements, and Recoupments: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. For the year ended January 31, 2019, the amounts waived were $5,442.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through May 31, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of Directors who are not “interested persons” of the corporation, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended January 31, 2019, the Fund did not waive any amount in investment advisory fees pursuant to these arrangements.

For the year ended January 31, 2019, the Fund reimbursed the Manager $3,884 for certain accounting services, which is included in accounting services in the Statement of Operations.

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitation as a percentage of average daily net assets is as follows:

Institutional	0.85%
Investor A	1.10
Investor C	1.85
Class K	0.80
Class R	1.35

The Manager has agreed not to reduce or discontinue these contractual expense limitations through May 31, 2019, unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended January 31, 2019, the Manager waived and/or reimbursed $471, which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements  (continued)

These amounts waived and/or reimbursed are shown as transfer agent fees waived and/or reimbursed — class specific, in the Statement of Operations. Class specific expense waivers and/or reimbursements are as follows:

Institutional	Investor A	Investor C	Class K	Class R	Total
$61,347	$207,114	$33,008	$411	$62,185	$364,065

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) The Fund has more than $50 million in assets for the fiscal year, and

(2) The Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

On January 31, 2019, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring 01/31/20	Expiring 01/31/21
Fund Level	$4,996	$471
Institutional	72,313	61,347
Investor A	169,839	207,114
Investor C	31,602	33,008
Class K	—	411
Class R	52,554	62,185

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 73.5% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the current securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended January 31, 2019, the Fund paid BIM $4,068 for securities lending agent services.

Prior to January 1, 2019, the Fund was subject to a different securities lending fee arrangement.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

22	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

During the year ended January 31, 2019, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

6.	PURCHASES AND SALES

For the year ended January 31, 2019, purchases and sales of investments and excluding short-term securities were $200,771,594 and $251,887,162, respectively.

7.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended January 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of January 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of January 31, 2019, the following permanent differences attributable to non-deductible expenses and distributions paid in excess of taxable income, were reclassified to the following accounts:

Paid-in capital	$(387,844)
Accumulated loss	387,844

The tax character of distributions paid was as follows:

	1/31/19	1/31/18
Ordinary income	$17,029,142	$39,286,716
Long-term capital gains	8,533,571	56,476,056

	$25,562,713	$95,762,772

As of January 31, 2019, the tax components of accumulated loss were as follows:

Net unrealized losses(a)	$(3,213,444)
Qualified late-year losses(b)	(156,582)

$(3,370,026)

(a)	The difference between book-basis and tax-basis unrealized gains was attributable primarily to the tax deferral of losses on wash sales and he timing and recognition of partnership income.
(b)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of January 31, 2019, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$336,087,496

Gross unrealized appreciation	$18,275,456
Gross unrealized depreciation	(21,496,163)

Net unrealized depreciation	$(3,220,707)

8.	BANK BORROWINGS

The Corporation, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended January 31, 2019, the Fund did not borrow under the credit agreement.

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements  (continued)

9.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended January 31, 2019		Year Ended January 31, 2018 (a)
	Shares	Amount	Shares	Amount
Institutional
Shares sold	2,716,197	$48,165,169	2,248,617	$43,974,684
Shares issued to shareholders in reinvestment of distributions	318,349	5,505,568	1,414,541	24,885,670
Shares redeemed	(2,924,774)	(52,287,214)	(7,183,325)	(138,709,769)

Net increase (decrease)	109,772	$1,383,523	(3,520,167)	$(69,849,415)

Investor A
Shares sold and automatic conversion of shares	1,518,128	$26,177,050	2,440,092	$47,030,708
Shares issued to shareholders in reinvestment of distributions	759,970	12,558,681	2,503,006	41,990,002
Shares redeemed	(3,226,838)	(55,701,128)	(4,998,630)	(92,728,185)

Net decrease	(948,740)	$(16,965,397)	(55,532)	$(3,707,475)

Investor C
Shares sold	224,579	$3,010,457	352,356	$5,397,503
Shares issued to shareholders in reinvestment of distributions	127,972	1,667,114	516,135	6,881,957
Shares redeemed and automatic conversion of shares	(867,530)	(11,772,177)	(2,315,381)	(36,695,450)

Net decrease	(514,979)	$(7,094,606)	(1,446,890)	$(24,415,990)

Class K
Shares sold	259,159	$4,656,905	10,325	$200,000
Shares issued to shareholders in reinvestment of distributions	14,621	253,979	—	—
Shares redeemed	(45,548)	(824,527)	—	—

Net increase	228,232	$4,086,357	10,325	$200,000

Class R
Shares sold	353,185	$5,230,174	565,419	$9,471,652
Shares issued to shareholders in reinvestment of distributions	211,074	3,000,488	708,860	10,327,803
Shares redeemed	(944,927)	(14,125,462)	(1,257,974)	(20,677,345)

Net increase/(decrease)	(380,668)	$(5,894,800)	16,305	$(877,890)

Total Net Decrease	(1,506,383)	$(24,484,923)	(4,995,959)	$(98,650,770)

(a)	Period from January 25, 2018 (commencement of operations) to January 31, 2018 for Class K Shares.

24	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

As of January 31, 2019, BlackRock Financial Management, Inc. an affiliate of the Fund, owned 10,376 Class K Shares of the Fund.

11.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Fund has adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statement of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended January 31, 2018, were classified as follows:

Share Class	Net Investment Income	Net Realized Gain
Institutional	$1,793,449	$29,990,916
Investor A	1,963,889	41,876,021
Investor C	58,641	6,964,164
Class R	408,728	9,921,359

Undistributed net investment income as of January 31, 2018 was $388,042.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	25

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Mid Cap Dividend Fund and the Board of Directors of

BlackRock Mid Cap Dividend Series, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Mid Cap Dividend Fund of BlackRock Mid Cap Dividend Series, Inc. (the “Fund”), including the schedule of investments, as of January 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 27, 2019

We have served as the auditor of one or more BlackRock investment companies since 1992.

Important Tax Information  (unaudited)

During the fiscal year ended January 31, 2019, the following information is provided with respect to the ordinary income distributions paid by the Fund:

Payable Date	4/12/18	7/20/18	10/12/18	12/07/18
Qualified Dividend Income for Individuals(a)	2.89%	24.84%	60.04%	60.04%
Dividends Qualifying for the Dividends Received Deduction for Corporations(a)	34.64	34.64	34.64	34.64
Qualified Short-Term Capital Gains for non-U.S. Residents(b)	—	100.00	—	100.00

(a)	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.
(b)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, the Fund distributed long-term capital gains of $0.001474 and $0.416131 per share to shareholders of record on July 18, 2018 and December 4, 2018, respectively.

26	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

Independent Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Mark Stalnecker 1951	Chair of the Board and Director (Since 2019)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	40 RICs consisting of 187 Portfolios	None
Bruce R. Bond 1946	Director (Since 2007)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	40 RICs consisting of 187 Portfolios	None
Susan J. Carter 1956	Director (Since 2019)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (PCRI) since 2017.	40 RICs consisting of 187 Portfolios	None
Collette Chilton 1958	Director (Since 2019)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	40 RICs consisting of 187 Portfolios	None
Neil A. Cotty 1954	Director (Since 2019)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	40 RICs consisting of 187 Portfolios	None
Lena G. Goldberg 1949	Director (Since 2016)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President — Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	40 RICs consisting of 187 Portfolios	None
Robert M. Hernandez 1944	Director (Since 2007)	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director and non-executive Chairman, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	40 RICs consisting of 187 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company

DIRECTOR AND OFFICER INFORMATION	27

Director and Officer Information  (continued)

Independent Directors (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Henry R. Keizer 1956	Director (Since 2016)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	40 RICs consisting of 187 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casual reinsurance) from 2013 until 2015; Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems)
Cynthia A. Montgomery 1952	Director (Since 2019)	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012.	40 RICs consisting of 187 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Donald C. Opatrny 1952	Director (Since 2015)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018.	40 RICs consisting of 187 Portfolios	None
Joseph P. Platt 1947	Director (Since 2019)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	40 RICs consisting of 187 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Kenneth L. Urish 1951	Director (Since 2019)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	40 RICs consisting of 187 Portfolios	None
Claire A. Walton 1957	Director (Since 2019)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	40 RICs consisting of 187 Portfolios	None

28	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information  (continued)

Interested Directors (a)(d)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Director (Since 2015)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	127 RICs consisting of 299 Portfolios	None
John M. Perlowski 1964	Director (Since 2015) and President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	127 RICs consisting of 299 Portfolios	None

(a) The address of each Director is c/o BlackRock, Inc.,55 East 52nd Street, New York, NY 10055.

(b) Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Corporation’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate. Interested Directors serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Corporation’s by-laws or statute, or until December 31 of the year in which they turn 72.

(c) Following the combination of MLIM and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. In addition, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Director joined the Board, certain Independent Directors first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Susan J. Carter, 2016; Collette Chilton, 2015; Neil A. Cotty, 2016; Robert M. Hernandez, 1996; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Mark Stalnecker, 2015; Kenneth L. Urish, 1999; Claire A. Walton, 2016.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Corporation based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

DIRECTOR AND OFFICER INFORMATION	29

Director and Officer Information  (continued)

Officers Who Are Not Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Multi-Asset Complex and the Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
John MacKessy 1972	Anti-Money Laundering Compliance Officer (Since 2018)	Director of BlackRock, Inc. since 2017; Global Head of Anti-Money Laundering at BlackRock, Inc. since 2017; Director of AML Monitoring and Investigations Group of Citibank from 2015 to 2017; Global Anti-Money Laundering and Economic Sanctions Officer for MasterCard from 2011 to 2015.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b) Officers of the Corporation serve at the pleasure of the Board.

At a special meeting of shareholders held on November 21, 2018, the Fund’s shareholders elected Directors who took office on January 1, 2019. The newly elected Directors include seven former Directors and eight individuals who served as directors/trustees of the funds in the BlackRock Equity-Liquidity Complex. Information regarding the individuals who began serving as Directors effective January 1, 2019 can be found in the proxy statement for the special meeting of shareholders, which is available on the SEC’s EDGAR Database at http://www.sec.gov.

Further information about the Corporation’s Directors and Officers is available in the Corporation’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Custodian and Accounting Agent

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Corporation

100 Bellevue Parkway

Wilmington, DE 19809

30	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

Proxy Results

A Special Meeting of Shareholders was held on November 21, 2018 for shareholders of record on September 24, 2018, to elect a Board of Directors of the Corporation. The newly elected Directors took office effective January 1, 2019.

Shareholders approved the Directors* of BlackRock Mid Cap Dividend Series, Inc. with voting results as follows:

	Votes For	Votes Against	Votes Abstained
Bruce R. Bond	13,469,881	252,494	209,294
Susan J. Carter	13,354,208	369,146	208,315
Collette Chilton	13,355,118	371,241	205,310
Neil A. Cotty	13,457,204	254,589	219,876
Robert Fairbairn	13,447,379	250,344	233,946
Lena G. Goldberg	13,294,412	425,733	211,524
Robert M. Hernandez	13,313,489	403,797	214,383
Henry R. Keizer	13,361,455	341,266	228,948
Cynthia A. Montgomery	13,338,591	334,064	259,014
Donald C. Opatrny	13,309,355	403,079	219,235
John M. Perlowski	13,458,878	250,344	222,447
Joseph P. Platt	13,459,845	252,584	219,240
Mark Stalnecker	13,382,523	319,180	229,966
Kenneth L. Urish	13,300,295	405,084	226,290
Claire A. Walton	13,415,618	409,028	107,023

*	Denotes Corporation-wide proposal and voting results.

The above Directors, referred to as the BlackRock Multi-Asset Board, have also been elected to serve as directors for other BlackRock-advised equity, multi-asset, index and money market funds.

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

ADDITIONAL INFORMATION	31

Additional Information  (continued)

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

32	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MIDCAPVAL-1/19-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Robert M. Hernandez

Henry R. Keizer

Kenneth L. Urish

Claire A. Walton

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Mid Cap Dividend Fund of BlackRock Mid Cap Dividend Series, Inc.	$30,804	$30,804	$4,000	$0	$13,100	$16,700	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,050,500	$2,274,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,050,500 and $2,274,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Mid Cap Dividend Fund of BlackRock Mid Cap Dividend Series, Inc.	$17,100	$16,700

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,050,500	$2,274,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) –   The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) –  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to the registrant.

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Mid Cap Dividend Fund of BlackRock Mid Cap Dividend Series, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Mid Cap Dividend Fund of BlackRock Mid Cap Dividend Series, Inc

Date: April 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Mid Cap Dividend Fund of BlackRock Mid Cap Dividend Series, Inc

Date: April 5, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Mid Cap Dividend Fund of BlackRock Mid Cap Dividend Series, Inc.

Date: April 5, 2019